Exhibit 10.2
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [*****]

AMENDMENT NO. 26

TO

THE A320 FAMILY PURCHASE AGREEMENT

        Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 26 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this “AAmendment”), is entered into as of June 24, 2020, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “USellerU”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the “UBuyerU”).

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller agree to [*****], and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

[*****] AMD 26 NKS A320   1
PRIVILEGED AND CONFIDENTIAL

1.AMENDMENTS

1.3  Delivery
1.3.1 The Parties agree to [*****]

[*****]

1.3.2 Clauses 9.1.1 is hereby deleted in its entirety and is replaced with the following quoted text:

“9.1.1 Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have [*****].

         [*****]

In respect of [*****].

In respect of [*****].”

[*****]

1.5  Letter Agreement No. 1 to Amendment No. 11

Section 5.1 of Letter Agreement No. 1 to Amendment No. 11 to the Agreement is amended by.

[*****]

3  EFFECT OF THE AMENDMENT

3.1  The Agreement as amended by this Amendment contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller regarding such subject matter.

3.2  The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

[*****] AMD 26 NKS A320   2
PRIVILEGED AND CONFIDENTIAL

4  CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

5  GOVERNING LAW

5.1  THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL
BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF
WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF
CLAUSE 22.4 OF THE AGREEMENT.

5.2  IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS
FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS
AMENDMENT.

6  COUNTERPARTS

This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

[SIGNATURE PAGE FOLLOWS]

[*****] AMD 26 NKS A320   3
PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Scott M. Haralson	By:	/s/ Benoit de Saint-Exupery
Its:	Senior Vice President and Chief Financial Officer	Its:	Senior Vice President, Contracts
[*****] AMD 26 NKS A320
PRIVILEGED AND CONFIDENTIAL